UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 21386

Dreyfus Manager Funds I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/13

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

MidCap Core Fund

ANNUAL REPORT March 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
MidCap Core Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Midcap Core Fund covers the 12-month period from April 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite market turbulence during the spring of 2012, a sustained equity market rally from the summer through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the slow pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2012, through March 31, 2013, as provided by Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2013, Dreyfus Midcap Core Fund’s Class A shares produced a total return of 25.16%, Class C shares returned 24.20% and Class I shares returned 25.32%.1,2 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 17.83% for the same period.3

Midcap stocks rallied strongly over the reporting period when investors responded positively to improved U.S. and global economic data. The fund produced higher returns than its benchmark, primarily due to successful stock selections in the energy, consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its net assets in companies included in the S&P 400 Index or the Russell Midcap Index4 at the time of purchase. We apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among midcap stocks in the U.S. stock market. We use a proprietary valuation model that identifies and ranks stocks based on a long-term relative valuation model, an Earnings Sustainability model that gauges how well earnings forecasts are likely to reflect changes in future cash flows, and a set of Behavioral Factors, including earnings revisions and price action, that provide us with information about potential misvaluations of stock.We seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index.The fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Recovering Economy Fueled Market Gains

The reporting period began near the start of a downturn in investor sentiment stemming from renewed concerns regarding the European financial crisis, an economic

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

slowdown in China, and moderating employment gains in the United States. Fortunately, by the summer, these fears failed to materialize, and a sustained market rally ensued, fueled by improved U.S. employment and housing market trends, a commitment from the European Central Bank in support of the euro, and expectations of more stimulative economic policies from new political leaders in China and Japan.

U.S. stocks lost some ground in the fall when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the tax increases enabled stocks to resume their rally. Positive economic data and corporate earnings strength offered further support to stock prices over the opening months of 2013. In this environment, midcap stocks generally produced higher returns than their large- and small-cap counterparts.

Stock Selection Process Bolstered Fund Performance

The quantitative models that underlie our investment approach proved effective during the reporting period, adding value in a rising market. Quality factors were most predictive of stock price movements, while valuation and behavioral factors were supportive to a lesser degree. The fund produced above-average returns in seven of the 10 market sectors represented in the S&P 400 Index.

Results were especially robust in the energy sector, where domestic petroleum refiners such as HollyFrontier benefited from their proximity to low cost inland sourced North American oil. In the consumer discretionary sector, successful stock selections included tax preparation service H&R Block, which reduced costs and was expected to benefit from increased tax code complexity due to new legislation. Among industrial companies, investors rewarded Alaska Air Group for consistently achieving higher profit margins and a lower cost structure than its competitors, and business services provider Deluxe saw robust contribution to earnings from its small business segment. Finally, in the consumer staples sector, beverages producer Constellation Brands, Cl.A gained value when it announced plans to acquire full ownership of a joint venture.

The fund experienced relatively few disappointments during the reporting period. While it achieved above-average results in the information technology sector overall, printer manufacturer Lexmark International, Cl. A missed its quarterly earnings target, prompting us to eliminate the fund’s position in the stock.

Finding Opportunities across Market Sectors

Although our “bottom-up” investment process evaluates the strengths and weaknesses of individual companies, and does not directly consider broader economic and market trends, it is worth noting that recent economic data has been positive. Moreover, many large companies have shored up their balance sheets with large cash balances that can be used more productively through capital investments and acquisitions of small- and midcap companies.

We have continued to find midsize companies meeting our investment criteria across a broad range of industry groups represented in the benchmark.As individual holdings become more fully valued, we seek to lock in gains and replace them with more attractively valued stocks. In our view, this is a prudent long-term strategy regardless of short-term changes in the economy or financial markets.

April 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 1, 2012, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 The fund commenced operations after all of the assets of a predecessor mutual fund were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
3 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.
4 The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
MidCap Core Fund on 3/31/03 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
Class A, Class C and Class I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/13

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	17.96%	5.04%	11.03%
without sales charge	25.16%	6.29%	11.69%
Class C shares
with applicable redemption charge †	23.20%	5.48%	10.94%
without redemption	24.20%	5.48%	10.94%
Class I shares	25.32%	6.51%	12.00%
Standard & Poor’s MidCap 400 Index	17.83%	9.85%	12.45%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus MidCap Core Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013
	Class A	Class C	Class I
Expenses paid per $1,000†	$8.82	$12.96	$8.33
Ending value (after expenses)	$1,197.70	$1,192.90	$1,198.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013
	Class A	Class C	Class I
Expenses paid per $1,000†	$8.10	$11.90	$7.64
Ending value (after expenses)	$1,016.90	$1,013.11	$1,017.35

† Expenses are equal to the fund’s annualized expense ratio of 1.61% for Class A, 2.37% for Class C, and 1.52%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2013

Common Stocks—99.4%	Shares		Value ($)
Banks—7.2%
Comerica	43,400		1,560,230
Huntington Bancshares	175,200		1,294,728
KeyCorp	271,100		2,700,156
Regions Financial	261,800		2,144,142
SunTrust Banks	14,200		409,102
			8,108,358
Capital Goods—8.1%
AECOM Technology	25,600	[a]	839,680
Lennox International	19,800		1,257,102
Lincoln Electric Holdings	47,800		2,589,804
Oshkosh	32,900	[a]	1,397,921
Toro	53,700		2,472,348
WABCO Holdings	8,500	[a]	600,015
			9,156,870
Commercial & Professional
Services—2.6%
Deluxe	70,600		2,922,840
Consumer Durables & Apparel—3.4%
Hanesbrands	66,100	[a]	3,011,516
PulteGroup	42,500	[a]	860,200
			3,871,716
Consumer Services—1.9%
Bally Technologies	40,400	[a]	2,099,588
Diversified Financials—2.1%
Apollo Investment	272,400		2,277,264
Discover Financial Services	2,900		130,036
			2,407,300
Energy—6.2%
HollyFrontier	61,800		3,179,610
Marathon Petroleum	8,700		779,520

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
RPC	42,900	[b]	650,793
Tesoro	40,600		2,377,130
			6,987,053
Food, Beverage & Tobacco—2.4%
Tootsie Roll Industries	7,900		236,289
Universal	44,500	[b]	2,493,780
			2,730,069
Health Care Equipment &
Services—5.2%
Patterson	14,500		551,580
ResMed	67,100	[b]	3,110,756
Thoratec	57,800	[a]	2,167,500
			5,829,836
Household & Personal Products—1.2%
Energizer Holdings	7,800		777,894
Nu Skin Enterprises, Cl. A	12,000	[b]	530,400
			1,308,294
Insurance—2.2%
First American Financial	7,100		181,547
Protective Life	8,100		289,980
Reinsurance Group of America	27,000		1,611,090
White Mountains Insurance Group	270		153,123
XL Group	7,600		230,280
			2,466,020
Materials—5.0%
Minerals Technologies	65,000		2,698,150
Worthington Industries	96,500		2,989,570
			5,687,720

Common Stocks (continued)	Shares		Value ($)
Media—3.3%
Scholastic	37,000		986,050
Valassis Communications	91,500	[b]	2,733,105
			3,719,155
Pharmaceuticals, Biotech &
Life Sciences—6.0%
Agilent Technologies	5,500		230,835
Charles River
Laboratories International	22,800	[a]	1,009,356
Mettler-Toledo International	12,500	[a]	2,665,250
United Therapeutics	22,600	[a]	1,375,662
Warner Chilcott, Cl. A	112,653		1,526,448
			6,807,551
Real Estate—9.5%
BRE Properties	1,200	[c]	58,416
Camden Property Trust	37,800	[c]	2,596,104
CBL & Associates Properties	96,900	[c]	2,286,840
Corrections Corp. of America	67,500		2,637,225
Extra Space Storage	14,000	[c]	549,780
Weingarten Realty Investors	82,900	[c]	2,615,495
			10,743,860
Retailing—7.5%
American Eagle Outfitters	125,800		2,352,460
ANN	5,800	[a]	168,316
Chico’s FAS	6,400		107,520
Dillard’s, Cl. A	28,800		2,262,240
GameStop, Cl. A	45,900	[b]	1,283,823
O’Reilly Automotive	22,000	[a]	2,256,100
			8,430,459

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—.5%
LSI	76,800	[a]	520,704
Software & Services—11.4%
Broadridge Financial Solutions	92,900		2,307,636
CA	51,600		1,298,772
Cadence Design Systems	87,600	[a]	1,220,268
CoreLogic	86,100	[a]	2,226,546
Fair Isaac	34,800		1,590,012
Intuit	15,900		1,043,835
Lender Processing Services	8,800		224,048
NeuStar, Cl. A	11,700	[a]	544,401
Total System Services	99,800		2,473,044
			12,928,562
Technology Hardware & Equipment—4.2%
Brocade Communications Systems	361,000	[a]	2,082,970
Harris	49,100		2,275,294
Plantronics	8,200		362,358
			4,720,622
Transportation—3.1%
Alaska Air Group	27,900	[a]	1,784,484
Landstar System	30,300		1,729,827
			3,514,311
Utilities—6.4%
Aqua America	51,100		1,606,584
Edison International	44,200		2,224,144
IDACORP	24,100		1,163,307
Wisconsin Energy	53,100		2,277,459
			7,271,494
Total Common Stocks
(cost $91,993,058)			112,232,382

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $796,618)	796,618	[d]	796,618

Investment of Cash Collateral
for Securities Loaned—8.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,257,084)	9,257,084 [d]	9,257,084
Total Investments (cost $102,046,760)	108.3%	122,286,084
Liabilities, Less Cash and Receivables	(8.3%)	(9,423,005)
Net Assets	100.0%	112,863,079

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2013, the value of the fund’s securities on loan was $9,131,606 and the value of the collateral held by the fund was $9,257,084.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	11.4	Consumer Durables & Apparel	3.4
Real Estate	9.5	Media	3.3
Money Market Investments	8.9	Transportation	3.1
Capital Goods	8.1	Commercial & Professional Services	2.6
Retailing	7.5	Food, Beverage & Tobacco	2.4
Banks	7.2	Insurance	2.2
Utilities	6.4	Diversified Financials	2.1
Energy	6.2	Consumer Services	1.9
Pharmaceuticals,		Household & Personal Products	1.2
Biotech & Life Sciences	6.0	Semiconductors &
Health Care Equipment & Services	5.2	Semiconductor Equipment	.5
Materials	5.0
Technology Hardware & Equipment	4.2		108.3

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,131,606)—Note 1(b):
Unaffiliated issuers		91,993,058	112,232,382
Affiliated issuers		10,053,702	10,053,702
Cash			37,808
Dividends and securities lending income receivable			232,389
Receivable for shares of Beneficial Interest subscribed			80,015
Prepaid expenses			102,240
			122,738,536
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			117,776
Liability for securities on loan—Note 1(b)			9,257,084
Payable for shares of Beneficial Interest redeemed			231,486
Accrued expenses			269,111
			9,875,457
Net Assets ($)			112,863,079
Composition of Net Assets ($):
Paid-in capital			109,121,332
Accumulated undistributed investment income—net			1,010,877
Accumulated net realized gain (loss) on investments			(17,508,454)
Accumulated net unrealized appreciation
(depreciation) on investments			20,239,324
Net Assets ($)			112,863,079

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	72,638,051	15,059,701	25,165,327
Shares Outstanding	2,728,269	617,076	909,321
Net Asset Value Per Share ($)	26.62	24.40	27.67

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $762 foreign taxes withheld at source):
Unaffiliated issuers	2,471,168
Affiliated issuers	707
Income from securities lending—Note 1(b)	89,244
Total Income	2,561,119
Expenses:
Management fee—Note 3(a)	711,405
Shareholder servicing costs—Note 3(c)	471,626
Distribution fees—Note 3(b)	104,680
Professional fees	101,252
Prospectus and shareholders’ reports	58,509
Registration fees	47,519
Trustees’ fees and expenses—Note 3(d)	20,574
Custodian fees—Note 3(c)	11,815
Loan commitment fees—Note 2	954
Miscellaneous	128,249
Total Expenses	1,656,583
Less—reduction in expenses due to undertaking—Note 3(a)	(105,799)
Less—reduction in fees due to earnings credits—Note 3(c)	(542)
Net Expenses	1,550,242
Investment Income—Net	1,010,877
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,393,760
Net unrealized appreciation (depreciation) on investments	10,493,144
Net Realized and Unrealized Gain (Loss) on Investments	21,886,904
Net Increase in Net Assets Resulting from Operations	22,897,781

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2013	2012 [a]
Operations ($):
Investment income (loss)—net	1,010,877	(227,546)
Net realized gain (loss) on investments	11,393,760	7,692,215
Net unrealized appreciation
(depreciation) on investments	10,493,144	(11,396,267)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,897,781	(3,931,598)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(1,540,267)	(6,033,683)
Class B Shares	—	(119,632)
Class C Shares	(349,595)	(1,382,083)
Class I Shares	(465,173)	(2,391,015)
Total Dividends	(2,355,035)	(9,926,413)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,949,087	9,125,164
Class B Shares	—	32,994
Class C Shares	354,360	536,209
Class I Shares	4,552,794	4,727,841
Dividends reinvested:
Class A Shares	1,455,761	5,699,625
Class B Shares	—	114,144
Class C Shares	293,747	1,152,996
Class I Shares	438,872	2,261,973
Cost of shares redeemed:
Class A Shares	(18,077,065)	(32,052,699)
Class B Shares	—	(2,788,847)
Class C Shares	(3,046,072)	(5,406,104)
Class I Shares	(6,639,828)	(20,640,690)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,718,344)	(37,237,394)
Total Increase (Decrease) in Net Assets	6,824,402	(51,095,405)
Net Assets ($):
Beginning of Period	106,038,677	157,134,082
End of Period	112,863,079	106,038,677
Undistributed investment income—net	1,010,877	—

		Year Ended March 31,
	2013	2012 [a]
Capital Share Transactions:
Class Ab
Shares sold	283,392	405,912
Shares issued for dividends reinvested	63,212	297,630
Shares redeemed	(775,752)	(1,465,563)
Net Increase (Decrease) in Shares Outstanding	(429,148)	(762,021)
Class Bb
Shares sold	—	1,718
Shares issued for dividends reinvested	—	6,427
Shares redeemed	—	(136,243)
Net Increase (Decrease) in Shares Outstanding	—	(128,098)
Class C
Shares sold	16,908	26,863
Shares issued for dividends reinvested	13,882	64,848
Shares redeemed	(146,287)	(267,584)
Net Increase (Decrease) in Shares Outstanding	(115,497)	(175,873)
Class I
Shares sold	182,867	210,774
Shares issued for dividends reinvested	18,340	113,953
Shares redeemed	(285,544)	(911,094)
Net Increase (Decrease) in Shares Outstanding	(84,337)	(586,367)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended March 31, 2012, 43,077 Class B shares representing $876,567 were automatically converted to 40,075 Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	21.79	24.09	19.37	14.16	22.09
Investment Operations:
Investment income (loss)—net[a]	.24	(.03)	(.01)	.01	.00 [b]
Net realized and unrealized
gain (loss) on investments	5.15	(.37)	4.73	5.20	(7.93)
Total from Investment Operations	5.39	(.40)	4.72	5.21	(7.93)
Distributions:
Dividends from net realized
gain on investments	(.56)	(1.90)	—	—	(.00)[b]
Net asset value, end of period	26.62	21.79	24.09	19.37	14.16
Total Return (%)[c]	25.16	(.60)	24.37	36.79	(35.89)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.47	1.50	1.52	1.42
Ratio of net expenses
to average net assets	1.46	1.30	1.30	1.30	1.34
Ratio of net investment income
(loss) to average net assets	1.06	(.13)	(.05)	.07	.01
Portfolio Turnover Rate	75.83	99.52	120.15	53.51	61.21
Net Assets, end of period ($ x 1,000)	72,638	68,812	94,423	119,389	118,637

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended March 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	20.17	22.63	18.33	13.50	21.23
Investment Operations:
Investment income (loss)—net[a]	.07	(.18)	(.15)	(.11)	(.15)
Net realized and unrealized
gain (loss) on investments	4.72	(.38)	4.45	4.94	(7.58)
Total from Investment Operations	4.79	(.56)	4.30	4.83	(7.73)
Distributions:
Dividends from net realized
gain on investments	(.56)	(1.90)	—	—	(.00)[b]
Net asset value, end of period	24.40	20.17	22.63	18.33	13.50
Total Return (%)[c]	24.20	(1.37)	23.46	35.78	(36.41)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	2.19	2.25	2.21	2.12
Ratio of net expenses
to average net assets	2.20	2.04	2.05	2.05	2.08
Ratio of net investment income
(loss) to average net assets	.32	(.88)	(.80)	(.67)	(.81)
Portfolio Turnover Rate	75.83	99.52	120.15	53.51	61.21
Net Assets, end of period ($ x 1,000)	15,060	14,775	20,555	25,634	34,706

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	22.59	24.85	19.94	14.54	22.65
Investment Operations:
Investment income—net[a]	.29	.02	.04	.06	.05
Net realized and unrealized
gain (loss) on investments	5.35	(.38)	4.88	5.34	(8.16)
Total from Investment Operations	5.64	(.36)	4.92	5.40	(8.11)
Distributions:
Dividends from investment income—net	—	—	(.01)	—	—
Dividends from net realized
gain on investments	(.56)	(1.90)	—	—	(.00)[b]
Total Distributions	(.56)	(1.90)	(.01)	—	(.00)[b]
Net asset value, end of period	27.67	22.59	24.85	19.94	14.54
Total Return (%)	25.32	(.38)	24.68	37.14	(35.80)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.42	1.45	1.32	1.24
Ratio of net expenses
to average net assets	1.29	1.05	1.05	1.05	1.16
Ratio of net investment income
to average net assets	1.22	.11	.20	.33	.30
Portfolio Turnover Rate	75.83	99.52	120.15	53.51	61.21
Net Assets, end of period ($ x 1,000)	25,165	22,452	39,260	47,964	52,116

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus MidCap Core Fund (the “fund”) is the sole series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	112,232,382	—	—	112,232,382
Mutual Funds	10,053,702	—	—	10,053,702

†	See Statement of Investments for additional detailed categorizations.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2013, The Bank of New York Mellon earned $29,748 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2012	($)	Purchases ($)	Sales ($)	3/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	402,853		21,920,005	21,526,240	796,618.7
Dreyfus
Institutional
Cash
Advantage
Fund	6,305,155		54,949,202	51,997,273	9,257,084		8.2
Total	6,708,008		76,869,207	73,523,513	10,053,702		8.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,887,851, undistributed capital gains $4,011,181, accumulated capital losses $23,268,301 and unrealized appreciation $20,111,016.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Midcap Stock Fund, capital losses of $23,268,301 are available for federal income tax purposes to be applied against future net realized capital gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $1,406,356 of these acquired capital losses expires in fiscal year 2016, $17,566,726 expires in fiscal year 2017, $3,806,018 expires in fiscal year 2018 and $489,201 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2013 and March 31, 2012 were as follows: ordinary income $669,896 and $3,791,594 and long-term capital gains $1,685,139 and $6,134,819, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, from April 1, 2012 through November 1, 2012 so

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

that the total annual fund operating expenses (less fee waivers and/or expense reimbursements) of Class A, C and I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.30%, 2.05% and 1.05% of the value of the respective class’ average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $105,799 during the period ended March 31, 2013.

During the period ended March 31, 2013, the Distributor retained $1,582 from commissions earned on sales of the fund’s Class A shares and $88 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2013, Class C shares were charged $104,680, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2013, Class A and Class C shares were charged $165,772 and $34,893, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $69,547 for transfer agency services and $2,884 for cash management services. Cash management fees were partially offset by earnings credits of $443.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $11,815 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $3,258 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $99.

During the period ended March 31, 2013, the fund was charged $7,983 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $66,658, Distribution Plan fees $9,574, Shareholder Services Plan fees $18,530, custodian fees $3,845, Chief Compliance Officer fees $5,972 and transfer agency fees $13,197.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $77,146,264 and $92,441,888, respectively.

At March 31, 2013, the cost of investments for federal income tax purposes was $102,175,068; accordingly, accumulated net unrealized appreciation on investments was $20,111,016, consisting of $21,331,848 gross unrealized appreciation and $1,220,832 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

On November 9, 2012, the Board, on behalf of both the fund and Dreyfus Structured Midcap Fund (the “Acquiring Fund”), approved an Agreement and Plan of Reorganization.The merger was approved by the shareholders of the fund at a meeting held on February 28, 2013 and is anticipated to occur on or about June 7, 2013.The merger provides for the fund to transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for Class A, Class C and Class I shares of the Acquiring Fund of equal value to the assets less liabilities of the fund.The Acquiring Fund’s Class A, Class C and Class I shares will then be distributed to the fund’s shareholders on a pro rata basis in liquidation of the fund. The fund was closed to new investors on November 29, 2012.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a)

investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus MidCap Core Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus MidCap Core Fund (the sole series comprising Dreyfus Manager Funds I) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Core Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 23, 2013

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 52.13% of the ordinary dividends paid during the fiscal year ended March 31, 2013 as qualifying for the corporate dividends received deduction. For the fiscal year ended March 31, 2013, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $669,896 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns. Also, the fund hereby reports $.1579 per share as a short-term capital gain distribution and $.3972 per share as a long-term capital gain distribution paid on December 14, 2012.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the periods, but ranked in the first quartile of the Performance Group and Performance Universe for the one-, two- and three-year periods. They noted that the portfolio management team had been in place since September 2011. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group median and slightly above the Expense Universe median.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 142
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 60
———————
David P. Feldman (73)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 43
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 67

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 43
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 94
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 43
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 53
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 67 investment companies (comprised of 142 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (68 investment companies, comprised of 168 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 164 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,857 in 2012 and $31,594 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2012 and $6,000 in 2013.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,925 in 2012 and $3,563 in 2013.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $51 in 2012 and $462 in 2013.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $30,258,894 in 2012 and $43,308,358 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

By: /s/James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)